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                                                                    Exhibit 10.2

                                    AMENDMENT

                              To Transfer Agreement


         This Amendment made as of this 14th day of February, 2000 between UCAR Carbon Company Inc. ("UCAR") and UCAR Graph-Tech Inc. ("Graph-Tech").

         WHEREAS UCAR. did enter into a Transfer Agreement with Graph-Tech effective January 1, 2000, (the "Transfer Agreement"); and

         WHEREAS the parties wish to amend the Transfer Agreement to add certain real property to the list of transferred Assets to facilitate the creation of a new production facility; and

         WHEREAS this additional transfer of Assets is done in furtherance of the business purposes underlying the original transfer and the real property shall be considered an additional contribution to the capital of Graph-Tech;

         THEREFORE in consideration of the premises and the mutual covenants set forth herein, the parties agree to amend the Transfer Agreement as follows:

         1. Effective immediately, Section 1.1 of the Transfer Agreement is hereby amended to add the following Section 1.1 (x) as follows:

         (x) all parcels of real property (including all buildings, improvements and structures located on the property and appurtenances) whether owned, leased or otherwise held, listed on Schedule H attached and incorporated by reference ("Real Property").


         2. UCAR shall deliver or cause to be delivered to Graph-Tech a fully executed and recordable Quit-Claim Deed for the Real Property and building identified in Schedule H.

         3. The terms of the Transfer Agreement shall remain in full effect and shall govern the actual transfer of the Real Property.
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UCAR CARBON COMPANY INC.                    UCAR GRAPH-TECH INC.


By:      /s/ Erick Asmussen                 By:      /s/ John Wetula
   --------------------------                  ---------------------------------
Title:   Controller                         Title:   President
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                                   SCHEDULE H

                                   [Omitted]